SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                   FORM 8-K/A

                                Amendment No. 1

                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


                                 Date of Report
                                  July 9, 2003


                     HERITAGE FINANCIAL HOLDING CORPORATION
              (Exact name of registrant as specified in its charter)


                                    DELAWARE
                  (State or other jurisdiction of incorporation)



               000-31825                             63-1259533
         (Commission File No.)           (IRS Employer Identification No.)



         1323  STRATFORD  ROAD
         DECATUR,  ALABAMA                               35601
         (Address of principal                        (Zip  Code)
         executive  offices)

                                 (256) 355-9500
              (Registrant's telephone number including area code)

ITEM  4.  CHANGES  TO  REGISTRANT'S  CERTIFYING  ACCOUNTANTS

     On July 18, 2003, Heritage Financial Holding Corporation ("Heritage") filed a Form 8-K regarding the dismissal of Schauer Taylor Cox Vise Morgan & Fowler, P.C. ("Schauer Taylor"), as its independent accountants. Heritage dismissed Schauer Taylor on July 9, 2003 and appointed Porter Keadle & Moore, LLP ("PKM") as its new independent accountants on the same date, effective immediately. This determination followed Heritage's decision to seek proposals from independent accountants to audit Heritage's financial statements for the fiscal year ending December 31, 2003. The decision to dismiss Schauer Taylor and to retain PKM was approved by Heritage's Audit Committee on July 9, 2003. Schauer Taylor's report on Heritage's 2002 financial statements was issued earlier in February, 2003, in conjunction with the filing of Heritage's Annual Report on Form 10-K for the year ended December 31, 2002.

     During Heritage's two most recent fiscal years ended December 31, 2002, and the subsequent interim period through July 8, 2003, there were no disagreements between Heritage and Schauer Taylor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Schauer Taylor's satisfaction, would have caused Schauer Taylor to make reference to the subject matter of the disagreement in connection with its reports.

     The audit reports of Schauer Taylor on the consolidated financial statements of Heritage and subsidiaries as of and for the fiscal years ended December 31, 2002 and 2001 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

     As required by Securities and Exchange Commission regulations, Heritage has provided Schauer Taylor with a copy of this amended Item 4 and required that Schauer Taylor furnish Heritage with a letter addressed to the Commission stating whether it agrees with the statements by Heritage in this amended Item 4 and, if not, stating the respects in which it does not agree. A letter from Schauer Taylor is attached as Exhibit 16.1.

     None of the reportable events described under Item 304(a)(1)(v) of Regulation S-K occurred within Heritage's two most recent fiscal years and the subsequent interim period through July 8, 2003.

     During Heritage's most recent fiscal years ended December 31, 2002, and the subsequent interim period through July 8, 2003, Heritage did not consult with PKM regarding any of the matters or events set forth in Item 304(a)(2)(i) and
(ii)  of  Regulation  S-K.


ITEM  7.  FINANCIAL  STATEMENTS,  PRO  FORMA  FINANCIAL INFORMATION AND EXHIBITS

     Exhibits

          16.1 Letter of Schauer Taylor Cox Vise Morgan & Fowler, P.C. regarding change in certifying accountant.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                            HERITAGE  FINANCIAL  HOLDING  CORPORATION


                                 By: /s/  Harold  B.  Jeffreys
                                    ----------------------------------------
                                            Harold  B.  Jeffreys
                                    Its Interim Chief Executive Officer


Date:  July 30, 2003
       -------------